UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2022

Avenue Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38114 (Commission File Number)	47-4113275 (IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor

New York, New York 10014

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Exchange Name
Common Stock	ATXI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on February 8, 2022, Avenue Therapeutics, Inc. (the “Company”) received a letter from the Staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC ("Nasdaq") stating that the Company’s closing bid price has been below $1.00 per share for 30 consecutive business days, and that, therefore, the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”), which is the minimum bid price requirement for continued listing on The Nasdaq Capital Market. The Company was granted a 180-calendar day grace period to regain compliance, which expired on August 8, 2022. Additionally, on May 24, 2022, the Staff notified the Company that it was no longer in compliance with Nasdaq Listing Rule 5550(b)(1), which requires a company to maintain a minimum of $2,500,000 in stockholders’ equity, nor did it meet the alternatives of market value of listed securities or net income from continuing operations (the “Stockholders’ Equity Requirement”), which serves as an additional and separate basis for delisting.

On August 9, 2022, the Company received written notice (the “Notice”) from the Staff stating that the Staff had determined that the Company had not complied with the Minimum Bid Price Requirement or the Stockholders’ Equity Requirement. The Notice indicated that the Company’s common stock would be suspended from trading on Nasdaq unless the Company requested a hearing before a Hearings Panel (the “Panel”) by August 16, 2022. The Company timely requested a hearing with the Panel, which request stayed the trading suspension of the Company’s common stock until the completion of the Nasdaq hearing process and the expiration of any additional extension period granted by the Panel following the hearing. The hearing took place on September 22, 2022.

On September 29, 2022, the Panel issued a decision granting the Company’s request for continued listing of the Company’s common stock through October 31, 2022 to demonstrate compliance with the Stockholders’ Equity Requirement and through October 6, 2022 to satisfy the Minimum Bid Price Requirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE THERAPEUTICS, INC.
(Registrant)

Date: September 30, 2022
	By:	/s/ David Jin
David Jin
Interim Principal Financial Officer and Chief Operating Officer